Income Tax And Social Contribution - Summary of tax losses carryforwards for which no deferred tax asset recognised (Detail) R$ in Thousands	Dec. 31, 2020 BRL (R$)
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Net Operating Loss (a)	R$ 11,733,876	[1]
Credits (b)	96,893	[2]
Other Future Deductible Items	1,538,418
Total	13,369,187
Net Operating Loss, expected expirations during 2021	31,000
Credits, expected expirations during 2021	26,000
Credits, expected expirations during 2022 to 2026	24,000
Indefinite Expiration Period [member]
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Net Operating Loss (a)	10,401,642	[1]
Credits (b)		[2]
Other Future Deductible Items	100,068
Total	10,501,710
Definite Expiration Period
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Net Operating Loss (a)	1,332,234	[1]
Credits (b)	96,893	[2]
Other Future Deductible Items	1,438,350
Total	R$ 2,867,477

[1]	During 2021, expirations of approximately R$31 million are expected, the remaining expirations would start to occur in 2022 and future period with the majority of loss/deduction carryforwards subject to expiration in 2031 and beyond.
[2]	During 2021, expirations of approximately R$26 million are expected, the remaining expirations would start to occur in 2022 with the vast majority of utilizable credits subject to expiration in 2027. In addition, R$ 2,4 million of credits are currently subject to limitation, are not utilizable and will expire unutilized during 2022 to 2026.Management continuously evaluates tax planning opportunities to prevent tax attributes from expiring unutilized. As of December 31, 2020, there are no prudent and feasible tax planning opportunities that management would and could implement. In addition, for the attributes noted above, there are no other sources of income available and as a result, these attributes remain unrecognized.